Organization and Description of Business	9 Months Ended
Sep. 30, 2014
Organization and Description of Business
1.	Organization and Description of Business

Atara Biotherapeutics, Inc. (“Atara”), Nina Biotherapeutics, Inc. (“Nina”), Santa Maria Biotherapeutics, Inc. (“Santa Maria”) and Pinta Biotherapeutics, Inc. (“Pinta”) (collectively, the “Company,” “we” or “our”) were incorporated in August 2012 in Delaware. We are a clinical-stage biopharmaceutical company developing novel therapeutics, with an initial focus on biologics for muscle wasting conditions and oncology. Atara was formed as a management company with the sole purpose of providing management, financial and administrative services for Nina, Pinta and Santa Maria.

Our product candidate portfolio was acquired through licensing arrangements with Amgen Inc. (“Amgen”) in exchange for convertible preferred stock, milestone payments and commitments for future royalties. See Note 4.

Initial Public Offering

In October 2014, we completed our initial public offering of 5,750,000 shares of common stock, including 750,000 shares from the exercise by the underwriters of their overallotment option, at an offering price to the public of $11.00 per share. We received net proceeds of approximately $56.5 million, after deducting underwriting discounts and commissions and offering expenses. In connection with the initial public offering, the Company’s outstanding shares of convertible preferred stock were automatically converted into 12,298,515 shares of common stock, resulting in the reclassification of $74.6 million from mezzanine equity to additional paid-in capital.